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                              Janus Adviser Series

                     JANUS ADVISER INTERNATIONAL EQUITY FUND


                       Supplement dated September 9, 2008
                       to Currently Effective Prospectuses

Effective September 19, 2008, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser International Equity Fund:

  JANUS ADVISER INTERNATIONAL EQUITY FUND

     LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

Effective September 19, 2008 references to Julian Pick as Co-Portfolio Manager are deleted. Janus Adviser International Equity Fund will be managed by Laurent Saltiel, using the same investment objective and strategies. The following replaces the corresponding information in the "PRINCIPAL INVESTMENT STRATEGIES" section of the prospectus for Janus Adviser International Equity Fund.

  PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

     The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets

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     may be held in cash or similar investments, subject to the Fund's specific investment policies.

     Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

     The Fund may also lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets.

                Please retain this Supplement with your records.